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                                                                    EXHIBIT (23)


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-62241) pertaining to the Badger Meter Employee Savings and Stock Ownership Plan, with respect to the financial statements and schedules of the Plan included in this Annual Report Form 11-K for the year ended December 31, 1999.



                                                         ERNST & YOUNG LLP

Milwaukee, Wisconsin
June 22, 2000



















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